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                                                                 EXHIBIT 10.11.3

                               FOURTH AMENDMENT TO

                               EMPLOYMENT AGREEMENT

        This Fourth Amendment to Employment Agreement (the "Fourth Amendment") is made and entered into as of April 1, 1999, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Santa Monica, California (the "Company"), and Freeman A. Lyle, Jr., an individual ("Employee").



                                    RECITALS

        WHERE,AS, COMPANY and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, (the "Agreement"), providing for the employment Of Employee by Company pursuant to the terms of such Agreement; and



        WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term of Employment and Salary.



                             AMENDMENT TO AGREEMENT

        NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of April 1, 1999 as follows:



        1. The term of this Agreement is extended to March 31, 2000. Therefore, Section 1(a) of the Agreement is amended such that the termination date of "March 1, 1999" is deleted and the termination date of "March 31, 2000 is inserted in lieu thereof



        2. Section 4(i) of the Agreement is amended such that Employee's salary effective April 1, 1999 is equal to $200,000 per annum payable on such basis as is the normal payment pattern of the Company, not to be less frequently than monthly.



Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.


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        IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.




                                            "COMPANY"
                                            KENNEDY-WILSON, INC.,
                                            A DELAWARE CORPORATION



                                            By: /s/ WILLIAM J. MCMORROW
                                               ---------------------------------
                                               William J. McMorrow
                                               Chairman and Chief Executive
                                               Officer


                                            "EMPLOYEE"

                                            /s/ FREEMAN A. LYLE, JR.
                                            ------------------------------------
                                            Freeman A. Lyle, Jr.